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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 12, 2001
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-22023               77-0156161
(State or other jurisdiction of       (Commission           (I.R.S. employer
 incorporation or organization)         File No.)        identification number)



                               1341 ORLEANS DRIVE
                           SUNNYVALE, CALIFORNIA 94089
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99      Press release dated December 12, 2001 filed pursuant to Item 9.

ITEM 9. REGULATION FD DISCLOSURE.

        The registrant has issued a press release, dated December 12, 2001, concerning revenue and earnings estimates for the fourth quarter of 2001 and for calendar year 2002. The contents of that press release, filed as Exhibit 99 to this Form 8-K, are incorporated by reference into this Item 9.













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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MACROVISION CORPORATION
                                          (Registrant)




Date:  December 12, 2001               By:  /s/ Ian R. Halifax
                                            ------------------------------------
                                            Ian R. Halifax
                                            Vice President, Finance and
                                            Administration and Chief Financial
                                            Officer









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Exhibit Index
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Exhibit 99   Press release dated December 12, 2001 filed pursuant to Item 9.